UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2013 (December 19, 2013)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Carlson Parkway, Suite 1400

Minnetonka, MN 55305

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On December 19, 2013, Two Harbors Investment Corp. (“Two Harbors”) received notification that its wholly owned subsidiary, TH Insurance Holdings Company LLC, was approved for membership in the Federal Home Loan Bank of Des Moines (“FHLB”).  As a member of the FHLB, TH Insurance Holdings Company LLC will have access to a variety of products and services offered by the FHLB, including potential financing options to fund certain assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and General Counsel

Date: December 24, 2013